Exhibit 10.1
THIRD AMENDMENT TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT

This Third Amendment to Amended and Restated Employment Agreement (this “Amendment”) is made and entered into as of January 9, 2023, by and between Blake L. Sartini, II (the “Employee”), and Golden Entertainment, Inc., a Minnesota corporation, including its subsidiaries and Affiliates (collectively, the “Company”).

RECITALS

WHEREAS, the Employee and the Company previously entered into that certain Amended and Restated Employment Agreement made and entered into as of March 10, 2017, as amended by the First Amendment to Amended and Restated Employment Agreement made and entered into as of March 14, 2018 and the Second Amendment to Amended and Restated Employment Agreement made and entered into as of April 4, 2022 (together, the “Agreement”), pursuant to which the Employee currently is employed at-will by the Company; and

WHEREAS, the Company and the Employee wish to enter into this Amendment to modify certain terms of the Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants and the respective undertakings of the Company and the Employee set forth below, the Company and the Employee agree as follows:

AGREEMENT

1.Amendment to Section 2. Section 2 of the Agreement is hereby amended by deleting “, effective April 4, 2022, Four Hundred Fifty Thousand Dollars ($450,000)” and by replacing the same with “, effective January 9, 2023, Four Hundred Seventy-Five Thousand Dollars ($475,000).”

2.Status of Agreement. Except to the limited extent expressly amended hereby, the Agreement and its terms and conditions remain in full force and effect and unchanged by this Amendment. Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Agreement.

3.Counterparts and Facsimile Signatures. This Amendment may be executed in one or more counterparts hereof, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures are permitted and shall be binding for purposes of this Amendment.

[Signature Page Follows]

Exhibit 10.1
IN WITNESS WHEREOF, the Employee has hereunto set the Employee’s hand and, pursuant to the due authorization of its Board, the Company has caused this Amendment to be executed in its name and on its behalf, all as of the day and year first written above.

GOLDEN ENTERTAINMENT, INC.:		EMPLOYEE:
By:	/s/ Charles H. Protell	By:	/s/ Blake L. Sartini II
Name:	Charles H. Protell		Blake L. Sartini, II
Its:	President and Chief Financial Officer
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